U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) March 15, 2010

Commission File No. 000-50468

MODERN CITY ENTERTAINMENT, INC.
(Exact name of small business issuer as specified in its charter)

Washington	98-0206033
(State or other jurisdiction of	(IRS Employer
incorporation or organization)	Identification No.)

1815 Griffin Road, Suite 207 Ft. Lauderdale, FL. 33004	33322
(Address of principal executive offices)

(305) 970-4898
(Issuer’s telephone number)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication  pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐ Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On March 15, 2010, Larry O'Donnell, CPA, P.C ("Larry O'Donnell") was appointed as the independent auditor for Modern City Entertainment, Inc. (the "Company") commencing with the year ending December 31, 2009, and Kramer Wiseman and Associates, LLP ("KWA") were dismissed as the independent auditors for the Company as of March 15, 2010.

The report of KWA on the financial statements for December 31, 2008 as published on November 15, 2009 did not contain any adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles except that KWA’s report on the financial statements for the years ended December 31, 2008 and December 31, 2007 contained an explanatory paragraph indicating that substantial doubt exists about the Company’s ability to continue as a going concern.

During the Company's two most recent fiscal years and subsequent interim periods where KWA was the auditor, and through March 15, 2010 there were no "reportable events" as such term is described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to the Company.

During the Company's two most recent fiscal years and subsequent interim periods where KWA was the auditor, prior to March 15, 2010, in the annual report December 31, 2008, and including the interim quarters of March 31, 2009, June 30, 2009 and September 30, 2009, there were no "reportable events" as such term is described in Item 304(a)(1)(v) of Regulation S-B under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to the Company.

During the Company's two most fiscal years and any subsequent interim period through the date of dismissal, there were no disagreements with KWA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of KWA, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

During the Company's two most recent fiscal years and through March 15, 2010, the Company did not consult with Larry O'Donnell with respect to the Company regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K) or a "reportable event" (as such term is described in Item 304(a)(1)(v)  of Regulation S-K), or (iii) any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The Company has furnished a copy of this Report to KWA and requested them to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Modern City Entertainment, Inc.

Date: April 13, 2010	By:	/s/ William Erfurth
William Erfurth
Chief Executive Officer

April 12, 2010

U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Ladies and Gentlemen:

We were previously the independent  registered  public  accounting firm of Modern City Entertainment, Inc., a Washington corporation (the "Company") and we reported on the  balance  sheets of the  Company  for the year  ending December 31, 2008 and the related  statements of operations,  stockholders'  equity and cash flows for the year then ended.

On March 15, 2010, we were dismissed as the independent  registered public accounting firm of the Company We have read the Company's  statements  included  under Item 4.01 of its Form 8-K,  dated April 12, 2010 and we agree with such  statements.

Sincerely,

/s/ Kramer, Weisman & Associates
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Kramer, Weisman & Associates